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                                                                    EXHIBIT 10.5

                                                                  EXECUTION COPY

                               AMENDMENT NO. 1 TO
                           LETTER OF CREDIT AGREEMENT

         This AMENDMENT NO. 1 TO LETTER OF CREDIT AGREEMENT (this "AMENDMENT"), dated as of September 29, 2003, by and among (1) EOTT ENERGY OPERATING LIMITED PARTNERSHIP, ("EOTT OLP"), EOTT ENERGY CANADA LIMITED PARTNERSHIP ("EOTT CANADA"), EOTT ENERGY LIQUIDS, L.P. ("EOTT LIQUIDS"), EOTT ENERGY PIPELINE LIMITED PARTNERSHIP, ("EOTT PIPELINE", and together with EOTT Canada, EOTT Liquids, and EOTT OLP, the "BORROWERS"), EOTT ENERGY LLC ("EOTT LLC"), EOTT ENERGY GENERAL PARTNER, L.L.C. ("EOTT GP", and together with EOTT LLC, each a "GUARANTOR", and together with the Borrowers, each a "CREDIT PARTY" and collectively, the "CREDIT PARTIES"), STANDARD CHARTERED BANK, as administrative agent for the LC Participants (in such capacity, the "LC AGENT" and in its individual capacity, "STANDARD CHARTERED") and as LC Participant, LC Issuer and Collateral Agent under the Letter of Credit Agreement (as defined below), (2) LEHMAN BROTHERS INC., as agent for the Term Lenders under the Lehman Credit Agreement (as defined in the Letter of Credit Agreement) (the "TERM LENDER AGENT"), and (3) STANDARD CHARTERED TRADE SERVICES CORPORATION ("SCTSC"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Letter of Credit Agreement (as defined below).

         WHEREAS, the Borrowers, each Guarantor and Standard Chartered entered into the Letter of Credit Agreement, dated as of February 11, 2003 (as amended, supplemented or otherwise modified prior to the effective date hereof, the "LETTER OF CREDIT AGREEMENT");

         WHEREAS, EOTT OLP and SCTSC have entered into (a) the Second Amended and Restated Commodities Repurchase Agreement, dated as of February 11, 2003 (as amended by Amendment No. 1 to Second Amended and Restated Commodities Repurchase Agreement, dated as of August 29, 2003, and as further amended, supplemented or otherwise modified from time to time, the "CRUDE OIL PURCHASE AGREEMENT"), and
(b) the Second Amended and Restated Receivables Purchase Agreement, dated as of February 11, 2003 (as amended by Amendment No. 1 to Second Amended and Restated Receivables Purchase Agreement, dated as of August 29, 2003, and as further amended, supplemented or otherwise modified from time to time, the "RECEIVABLES PURCHASE AGREEMENT");

         WHEREAS, the Borrowers, each Guarantor, the LC Agent, the Term Lender Agent and SCTSC have entered into the Intercreditor and Security Agreement, dated as of March 1, 2003 (as amended, supplemented or otherwise modified from time to time, the "INTERCREDITOR AGREEMENT");

         WHEREAS, EOTT OLP and EOTT Pipeline propose to dispose of certain assets in Texas, Louisiana and Arkansas, as particularly described in the consent letter regarding Consent to Proposed Sale of Designated Property in East Texas, North Louisiana and

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Arkansas, dated September 23, 2003, from EOTT OLP and EOTT Pipeline to the LC
Agent, the LC Participant, the Term Lender Agent and the Term Lenders (the "ARKLATEX CONSENT") (such disposition, the "ARKLATEX DISPOSITION"), which disposition the LC Agent, the LC Participant, the Term Lender Agent and the Term Lenders have consented to upon the term and conditions set forth in the ArkLaTex Consent;

         WHEREAS, EOTT OLP proposes to dispose of the West Coast Assets as particularly described in the Consent to Proposed Sale of Designated Property in Tupman, Kern County, California, dated September 26, 2003, from EOTT OLP to the LC Agent, the LC Participant, and the Term Lender Agent and the Term Lenders (the "WEST COAST CONSENT") (such disposition, the "WEST COAST DISPOSITION," and together with the ArkLaTex Disposition, each a "SPECIFIED DISPOSITION"), which disposition the LC Agent, the LC Participant, the Term Lender Agent and the Term Lenders have consented to upon the terms and conditions set forth in the West Coast Consent; and

         WHEREAS, it is a condition to the effectiveness of both the ArkLaTex Consent and the West Coast Consent that the Letter of Credit Agreement be amended in connection with the Specified Dispositions.

         NOW, THEREFORE, in consideration of the foregoing and other consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.       AMENDMENTS TO THE LETTER OF CREDIT AGREEMENT.

         (a) The definition of "BORROWING BASE" is hereby amended by adding a new clause (v) and a new clause (vi), each reading in its entirety as follows:

         "(v) minus, on and after the closing date of the disposition of the West Coast Assets (as determined pursuant to the West Coast Asset Purchase Agreement), an amount equal to the greater of (A) the West Coast Net Proceeds and (B) $9,050,000;

         (vi) minus, on and after the closing date of the ArkLaTex Disposition (as determined pursuant to the ArkLaTex Asset Purchase Agreement), an amount equal to the sum of (A) twenty-two and one half percent (22.5%) of the ArkLaTex Inventory Amount, (B) $14,000,000, less the amount (if any) by which the aggregate value of Eligible Receivables arising in connection with the ArkLaTex assets prior to such closing date (valued in accordance with the method for determining the value of Eligible Receivables prior to such closing date), multiplied by the Advance Rates applicable to such Eligible Receivables, exceeds the face amount of Letters of Credit issued to support accounts payable incurred in connection with the ArkLaTex assets, and (C) such other amount as the LC Agent may determine, in its sole discretion, may be necessary to ensure that no material increase or decrease in the Borrowing Base results directly from the

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         ArkLaTex Disposition and the repayment of Indebtedness and other transactions contemplated in connection therewith."

         (b) The defined terms "Amendment No. 1", "ArkLaTex Asset Purchase Agreement", "ArkLaTex Disposition", "ArkLaTex Inventory Amount", "West Coast Asset Purchase Agreement" and "West Coast Net Proceeds", are hereby inserted in
Section 1 of the Letter of Credit Agreement in appropriate alphabetical order, each reading in its entirety as follows:

         "AMENDMENT NO. 1" means the Amendment No. 1 to Letter of Credit Agreement, dated as of September 26, 2003, among the Borrowers, the Guarantors, the LC Agent, the LC Issuer, the LC Participant, the Collateral Agent, the Term Lender Agent, the Term Lenders and SCTSC.

         "ARKLATEX ASSET PURCHASE AGREEMENT" means the asset purchase agreement governing the ArkLaTex Disposition, as described in Amendment No. 1.

         "ARKLATEX DISPOSITION" has the meaning set forth in Amendment No. 1.

         "ARKLATEX INVENTORY AMOUNT" means the amount certified by the Borrower Representative to the LC Agent and the Term Lender Agent as the value of inventory sold pursuant to the ArkLaTex Disposition, which amount is included in the calculation of the Borrowing Base immediately prior to the date of the ArkLaTex Disposition.

         "WEST COAST ASSET PURCHASE AGREEMENT" means the asset purchase agreement governing the disposition of the West Coast Assets, as described in Amendment No. 1.

         "WEST COAST NET PROCEEDS" has the meaning set forth in Amendment No. 1.

         2. APPLICATION OF SPECIFIED DISPOSITION NET PROCEEDS. Notwithstanding anything to the contrary in the Intercreditor Agreement or any other Credit Document, all the net proceeds from the ArkLaTex Disposition ("ARKLATEX NET PROCEEDS") and the West Coast Disposition ("WEST COAST NET PROCEEDS"), shall be applied to repay amounts outstanding under the Crude Oil Purchase Agreement, in the manner specified in Section 3.3(a) of the Intercreditor Agreement, and the Maximum Commitment (as defined in the Crude Oil Purchase Agreement) shall be permanently reduced by the amount of such net proceeds, in accordance with Section 3(b) of the Crude Oil Purchase Agreement (as if all Specified Dispositions constituted dispositions of Designated Assets). On the closing date of each Specified Disposition (determined as set forth in the amendment to the term "Borrowing Base" in Section 1(a) of this Amendment), the amount of net proceeds for such Specified Disposition shall be the amount set forth in the certificate delivered by EOTT OLP (and EOTT Pipeline, as applicable) to the LC Agent and to the Term Lender Agent, which certificate shall set forth a calculation of such net proceeds in reasonable detail (including, without limitation, the ArkLaTex Inventory Amount with respect to the

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ArkLaTex Disposition), all in compliance with the terms of the ArkLaTex Consent or the West Coast Consent, as the case may be.

         3. ADVANCE RATES. The Credit Parties hereby acknowledge receipt of notice from the LC Agent prior to the date hereof (in compliance with the proviso to the definition of "Borrowing Base" in the Letter of Credit Agreement), to the effect that, as of the date four months after the Closing Date, the Advance Rates have been reduced by (a) 2.5% in each case other than other under clauses (i)(A) and (i)(F) of such definition, and (b) 5% under clause (i)(F) of such definition.

         4. REPRESENTATION AND WARRANTIES. Each Credit Party represents and warrants to the LC Agent, the LC Issuer and the LC Participant as follows:

                  (a) The representations and warranties of such Credit Party contained in the Letter of Credit Agreement (i) were true and correct when made and (ii) shall be true and correct on and as of the Effective Date (as defined below) with the same effect as if made at and as of that time (except to the extent that such representations and warranties relate expressly to an earlier date).

                  (b) The execution and delivery by such Credit Party of this Amendment and the performance by such Credit Party of its agreements and obligations under this Amendment are within its authority, and have been duly authorized by all necessary action. Such execution, delivery, and performance by such Credit Party, do not and will not (a) contravene any provision of such Credit Party's organizational documents or (b) conflict with any provision of (i) any Law, (ii) the Organizational Documents of such Credit Party, or (iii) the terms of or result in a breach or default under any material contract, indenture, lease, license or other agreement to which such Credit Party is party.

                  (c) This Amendment and the Letter of Credit Agreement, as amended hereby, constitutes the legal, valid and binding obligations of such Credit Party, enforceable in accordance with their respective terms, except as enforcement may be limited by principles of equity, bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights generally.

                  (d) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

         5. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date hereof, on the date (the "Effective Date") that this Amendment shall have been duly authorized, executed and delivered to the LC Agent by the LC Agent, the LC Issuer, the LC Participant, each Credit Party, SCTSC and the Term Lender Agent.

         6. COVENANT. The Credit Parties hereby agree to deliver to the Collateral Agent, on or before November 30, 2003, a title insurance policy for the MTBE Assets in form and substance satisfactory to the Collateral Agent.

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         7.       MISCELLANEOUS. Except as expressly provided herein, this
Amendment shall not by implication or otherwise, alter, modify, amend or in any way affect any of the obligations or covenants contained in the Letter of Credit Agreement, all of which are ratified and confirmed in all respects and shall continue in full force and effect.

         8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment. In making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

         9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

                  [Remainder of Page Intentionally Left Blank]

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         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

                                     EOTT ENERGY OPERATING LIMITED
                                     PARTNERSHIP

                                     By: EOTT ENERGY GENERAL
                                         PARTNER, L.L.C., its General
                                         Partner

                                     /s/ James Allred
                                     ------------------------------------
                                     James Allred
                                     Vice President and Treasurer

                                     EOTT ENERGY CANADA LIMITED
                                     PARTNERSHIP, as a Borrower

                                     By: EOTT ENERGY GENERAL
                                     PARTNER, L.L.C., its General
                                     Partner

                                     /s/ James Allred
                                     ------------------------------------
                                     James Allred
                                     Vice President and Treasurer

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                                     EOTT ENERGY LIQUIDS, L.P.,
                                     as a Borrower

                                     By: EOTT ENERGY GENERAL
                                         PARTNER, L.L.C., its General
                                         Partner

                                     /s/ James Allred
                                     ------------------------------------
                                     James Allred
                                     Vice President and Treasurer

                                     EOTT ENERGY PIPELINE
                                     LIMITED PARTNERSHIP, as a Borrower

                                     By: EOTT ENERGY GENERAL
                                         PARTNER, L.L.C., its General Partner

                                     /s/ James Allred
                                     ------------------------------------
                                     James Allred
                                     Vice President and Treasurer

                                     EOTT ENERGY LLC,
                                     as a Guarantor

                                     /s/ James Allred
                                     ------------------------------------
                                     James Allred
                                     Vice President and Treasurer

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                                     EOTT ENERGY GENERAL PARTNER,
                                     L.L.C.,
                                     as a Guarantor

                                     /s/ James Allred
                                     ------------------------------------
                                     James Allred
                                     Vice President and Treasurer

                                     STANDARD CHARTERED BANK,
                                     as LC Agent, LC Issuer, an LC Participant and as Collateral Agent

                                     By:   /s/ Neil McCauley
                                        ---------------------------------
                                        Name:  Neil McCauley
                                        Title: Senior Vice President

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ACKNOWLEDGED AND AGREED BY:

STANDARD CHARTERED TRADE
SERVICES CORPORATION

By: /s/ Elizabeth Newman
   ---------------------------------
   Name:  Elizabeth Newman
   Title: Director

By: /s/ Peter Dodds
   ---------------------------------
   Name:  Peter Dodds
   Title: E.V.P.

LEHMAN BROTHERS INC.,
as Term Lender Agent

By: /s/ J. Robert Chambers
   ---------------------------------
   Name: J. Robert Chambers
   Title: Managing Director